SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

                   Date of Report: October 17, 2002
                  (Date of earliest event reported)



                      JACKSONVILLE BANCORP, INC.
                      --------------------------
            (Exact name of Registrant as specified in charter)

Florida				000-30248		           59-3472981
(State or other	                (Commission	  	     (I.R.S. Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)

       76 S. Laura Street, Suite 104, Jacksonville, Florida	32202
       (Address of principal executive offices)			Zip Code

Issuer's telephone number: (904) 421-3040

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ITEM 5. OTHER EVENTS
--------------------

Jacksonville Bancorp, Inc. today announced that its common stock has been approved for listing on the Nasdaq SmallCap Market. A copy of the Press Release making this announcement is filed as
Exhibit 99 to this Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

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(c) Exhibits

Exhibit 99	Press Release dated October 17, 2002

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                            SIGNATURES
                            ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                JACKSONVILLE BANCORP, INC


Dated: October 17, 2002		By: /s/ Cheryl L. Whalen
        			------------------------------
                                    Cheryl L. Whalen
                                    Executive Vice President and
                                    Chief Financial Officer
                                    (Principal Financial &
                                    Accounting Officer)


                          INDEX TO EXHIBITS
                          -----------------

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Exhibit Number		Description

99			Press Release dated October 17, 2002

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